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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              September 20, 2000


                              Altris Software, Inc.
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               (Exact name of registrant as specified in charter)



             California                 0-15935                  95-3634089
-------------------------------- -------------------------- --------------------
  (State or other jurisdiction    (Commission file number)      (IRS employer
       of incorporation)                                     identification no.)


9339 Carroll Park Drive, San Diego, California                       92121
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code             (858) 625-3000
                                                            --------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)




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ITEM 8.  CHANGE IN FISCAL YEAR.

     On September 20, 2000, the Board of Directors of Altris Software, Inc., a California corporation (the "Company"), determined to change the fiscal year of the Company from the period beginning January 1 and ending December 31 to the period beginning October 1 and ending September 30. Such change in the Company's fiscal year will be effective commencing with the fiscal year beginning October 1, 2000. The Company will file a transition report on Form 10-K for the transition period from January 1, 2000 through September 30, 2000 in accordance with and within the time periods provided in Rule 13a-10 under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2000

                                          ALTRIS SOFTWARE, INC.


                                          By:/s/ JOHN W. LOW
                                             -----------------------------------
                                                 John W. Low
                                                 Chief Financial Officer


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